N / E / W / S R / E / L / E / A / S / E

July 23, 2020

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES SECOND QUARTER 2020 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported second quarter 2020 net income of $33 million compared to $41.1 million during the same period in 2019. Earnings per share for the period totaled $.62 per share compared to the second quarter of 2019 result of $.83 per share. Year-to-date net income totaled $67.3 million compared to $79.9 million during the six months ended June 30, 2019. Year-to-date earnings per share totaled $1.24 compared to $1.61 during the same period in 2019.

Total assets equaled $13.8 billion as of the quarter-ended June 30, 2020 and loans totaled $9.3 billion. The Corporation’s loan portfolio increased by $1.8 billion, or 23.7 percent, during the past twelve months. Investments increased $696 million, or 33.3 percent, during the same period and now totals $2.8 billion. Total deposits equaled $11 billion as of quarter-end and increased by $2.6 billion, or 31.8 percent, from the same period in 2019. Our acquisition of Monroe Bank & Trust (“MBT”), which closed on September 1, 2019, accounted for $733 million of loan growth and $1.1 billion of deposit growth. Additionally, Payroll Protection Program (“PPP”) loans accounted for $883 million of the period’s loan growth.

The loan to deposit ratio now totals 84.8 percent and loan to asset ratio totals 67.3 percent. As of June 30, 2020, the Corporation’s total risk-based capital ratio equaled 14.2 percent, the common equity tier 1 capital ratio equaled 11.8 percent, and the tangible common equity ratio totaled 9.31 percent. Excluding PPP loans, our tangible common equity ratio totaled 9.93 percent.
The Corporation’s provision expense totaled $21.9 million and net charge-offs for the quarter totaled just $230,000. The allowance for loan losses totaled $121.1 million as of June 30, 2020, up from $81.3 million as of June 30, 2019. The Corporation chose to defer the adoption of the current expected credit loss (“CECL”) model so allowance for loan losses were calculated under the incurred loss method. Allowance for loan losses is 1.30% of total loans, 1.62% including remaining fair value marks with allowance, and 1.79% excluding PPP loans from total loans. The increased year-to-date provision expense of $41.6 million primarily reflects our view of increased credit risk related to the COVID-19 pandemic. Remaining fair value marks on purchased loans is $29.3 million.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our financial results for the second quarter 2020 combine stressed economic conditions and net interest margin pressure with the opportunity to provide our clients access to the SBA’s Payroll Protection Program. Our bankers really leaned into the PPP offering on behalf of businesses throughout our markets because it fits our culture and strategy as a largely commercial bank. Several thousand borrowers looked to the bank to assist their efforts in employee retention in a most challenging time. In the near-term, the magnitude of our participation grew our balance sheet substantially in loans and deposits. The funding affords borrowers time to weather the COVID-19 initiated recession.” Rechin also added, “Despite the reopening of Midwest economies and reducing unemployment, we recorded a $22 million provision reflecting our uncertain economic environment. With stay at home orders in place through much of the quarter, our technology proved to be a key point of service delivery for our clients. The results we achieved in pre-tax, pre-provision earnings, capital growth and efficiency remain at top quartile performance levels.”

Net-interest income for the quarter totaled $93 million, down $859,000 from the first quarter of 2020, as linked quarterly net interest margin declined by 27 basis points totaling 3.19 percent. Yields on earning assets decreased by 66 basis points totaling 3.72 percent and the cost of supporting liabilities decreased by 39 basis points and totaled 53 basis points. The addition of $883 million of PPP loans negatively impacted margin by 6 basis points, but the major driver was the decline in LIBOR from 99 basis points as of March 31, 2020 to just 16 basis points on June 30, 2020.

Non-interest income totaled $26.5 million for the quarter, a $4.9 million increase over the second quarter of 2019, but a $3.3 million decrease from the first quarter of 2020. Gains from the sale of mortgage loans remain strong given the rate environment, while service charges on deposit accounts were less than planned due to higher than normal average balances per account. Non-interest expense totaled $60 million for the quarter compared to $57.6 million in the second quarter of 2019 and $66.2 million in the first quarter of 2020. The primary drivers of the linked quarterly results were a $2.3 million deferral of salary expense related to PPP loan originations, a $1.1 million reduction in bonus accruals and a $1.6 million decrease in processing fees related to termination of a debit card rewards program.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, July 23, 2020.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's second quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until August 21, 2020. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, Canada participants should dial 855-669-9658, or for International participants, dial +1 412-317-0088. The replay access code is 10144066.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme200723.html during the time of the call. A replay of the web cast will be available until July 23, 2021.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,
	2020	2019
ASSETS
Cash and cash equivalents	$229,759	$128,185
Interest-bearing time deposits	380,021	129,614
Investment securities	2,789,379	2,092,924
Loans held for sale	901	5,854
Loans	9,298,541	7,511,370
Less: Allowance for loan losses	(121,119)	(81,274)
Net loans	9,177,422	7,430,096
Premises and equipment	112,548	91,767
Federal Home Loan Bank stock	28,736	24,588
Interest receivable	57,063	45,150
Goodwill and other intangibles	575,855	466,736
Cash surrender value of life insurance	290,715	226,241
Other real estate owned	7,367	1,131
Tax asset, deferred and receivable	13,126	12,340
Other assets	156,486	83,231
TOTAL ASSETS	$13,819,378	$10,737,857
LIABILITIES
Deposits:
Noninterest-bearing	$2,260,351	$1,353,165
Interest-bearing	8,705,637	6,966,163
Total Deposits	10,965,988	8,319,328
Borrowings:
Federal funds purchased	—	75,000
Securities sold under repurchase agreements	181,150	119,674
Federal Home Loan Bank advances	400,817	460,042
Subordinated debentures and other borrowings	285,197	138,574
Total Borrowings	867,164	793,290
Interest payable	5,587	6,740
Other liabilities	171,544	116,863
Total Liabilities	12,010,283	9,236,221
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 53,795,500 and 49,456,594 shares	6,724	6,182
Additional paid-in capital	1,002,962	841,365
Retained earnings	735,439	639,362
Accumulated other comprehensive income (loss)	63,845	14,602
Total Stockholders' Equity	1,809,095	1,501,636
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$13,819,378	$10,737,857

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2020	2019	2020	2019
INTEREST INCOME
Loans receivable:
Taxable	$87,312	$92,824	$183,964	$183,305
Tax-exempt	5,359	4,244	10,674	8,397
Investment securities:
Taxable	6,147	6,998	13,778	13,093
Tax-exempt	10,019	7,454	19,354	14,325
Deposits with financial institutions	134	784	709	1,659
Federal Home Loan Bank stock	281	335	580	673
Total Interest Income	109,252	112,639	229,059	221,452
INTEREST EXPENSE
Deposits	12,707	23,087	34,455	42,681
Federal funds purchased	2	117	113	210
Securities sold under repurchase agreements	92	342	444	672
Federal Home Loan Bank advances	1,794	1,692	3,568	3,506
Subordinated debentures and other borrowings	1,639	2,123	3,584	4,239
Total Interest Expense	16,234	27,361	42,164	51,308
NET INTEREST INCOME	93,018	85,278	186,895	170,144
Provision for loan losses	21,895	500	41,647	1,700
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	71,123	84,778	145,248	168,444
OTHER INCOME
Service charges on deposit accounts	4,312	5,437	10,282	10,532
Fiduciary and wealth management fees	5,601	3,931	11,586	7,749
Card payment fees	6,097	4,829	12,004	9,655
Net gains and fees on sales of loans	3,674	1,736	7,037	3,031
Derivative hedge fees	1,042	1,487	2,981	2,268
Other customer fees	333	341	731	780
Earnings on cash surrender value of life insurance	1,326	946	2,686	1,935
Net realized gains on sales of available for sale securities	3,068	1,843	7,680	2,983
Other income	1,028	1,064	1,293	1,394
Total Other Income	26,481	21,614	56,280	40,327
OTHER EXPENSES
Salaries and employee benefits	35,698	32,709	74,941	65,737
Net occupancy	5,447	4,469	11,248	9,496
Equipment	4,489	4,117	8,833	7,759
Marketing	2,092	2,752	3,535	3,826
Outside data processing fees	2,618	3,929	6,817	7,613
Printing and office supplies	279	334	666	649
Intangible asset amortization	1,511	1,520	3,025	3,048
FDIC assessments	1,472	678	2,995	1,385
Other real estate owned and foreclosure expenses	684	903	1,189	2,068
Professional and other outside services	1,553	2,376	3,811	4,260
Other expenses	4,146	3,800	9,100	8,367
Total Other Expenses	59,989	57,587	126,160	114,208
INCOME BEFORE INCOME TAX	37,615	48,805	75,368	94,563
Income tax expense	4,623	7,749	8,113	14,690
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$32,992	$41,056	$67,255	$79,873
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.62	$0.83	$1.24	$1.62
Diluted Net Income Available to Common Stockholders	$0.62	$0.83	$1.24	$1.61
Cash Dividends Paid	$0.26	$0.26	$0.52	$0.48
Average Diluted Shares Outstanding (in thousands)	53,943	49,550	54,430	49,545

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
NET CHARGE-OFFS	$230	$128	$812	$978

AVERAGE BALANCES:
Total Assets	$13,655,322	$10,499,948	$13,114,280	$10,291,205
Total Loans	9,180,610	7,385,315	8,853,591	7,308,146
Total Earning Assets	12,187,442	9,518,892	11,739,936	9,326,579
Total Deposits	10,789,909	8,321,459	10,338,091	8,130,120
Total Stockholders' Equity	1,795,509	1,479,254	1,805,963	1,454,633

FINANCIAL RATIOS:
Return on Average Assets	0.97%	1.56%	1.03%	1.55%
Return on Average Stockholders' Equity	7.35	11.10	7.45	10.98
Return on Average Common Stockholders' Equity	7.35	11.10	7.45	10.98
Average Earning Assets to Average Assets	89.25	90.66	89.52	90.63
Allowance for Loan Losses as % of Total Loans	1.30	1.08	1.30	1.08
Net Charge-offs as % of Average Loans (Annualized)	0.01	0.01	0.02	0.03
Average Stockholders' Equity to Average Assets	13.15	14.09	13.77	14.13
Tax Equivalent Yield on Average Earning Assets	3.72	4.86	4.04	4.88
Interest Expense/Average Earning Assets	0.53	1.15	0.72	1.10
Net Interest Margin (FTE) on Average Earning Assets	3.19	3.71	3.32	3.78
Efficiency Ratio	47.95	51.00	50.09	51.09
Tangible Common Book Value Per Share	$23.04	$21.01	$23.04	$21.01

NON-PERFORMING ASSETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Non-Accrual Loans	$50,102	$15,649	$15,949	$22,728	$25,635
Renegotiated Loans	1,086	665	841	576	640
Non-Performing Loans (NPL)	51,188	16,314	16,790	23,304	26,275
Other Real Estate Owned and Repossessions	7,409	8,017	7,527	7,156	1,131
Non-Performing Assets (NPA)	58,597	24,331	24,317	30,460	27,406
90+ Days Delinquent	4,981	312	69	82	209
NPAs & 90 Day Delinquent	$63,578	$24,643	$24,386	$30,542	$27,615

Allowance for Loan Losses	$121,119	$99,454	$80,284	$80,571	$81,274
Quarterly Net Charge-offs	230	582	787	1,303	128
NPAs / Actual Assets %	0.42%	0.19%	0.20%	0.25%	0.26%
NPAs & 90 Day / Actual Assets %	0.46%	0.19%	0.20%	0.25%	0.26%
NPAs / Actual Loans and OREO %	0.63%	0.28%	0.29%	0.37%	0.36%
Allowance for Loan Losses / Actual Loans (%)	1.30%	1.15%	0.95%	0.97%	1.08%
Net Charge-offs as % of Average Loans (Annualized)	0.01%	0.03%	0.04%	0.07%	0.01%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
ASSETS
Cash and cash equivalents	$229,759	$127,731	$177,201	$202,383	$128,185
Interest-bearing time deposits	380,021	132,944	118,263	230,101	129,614
Investment securities	2,789,379	2,697,954	2,596,063	2,489,420	2,092,924
Loans held for sale	901	5,039	9,037	7,910	5,854
Loans	9,298,541	8,606,849	8,459,310	8,299,260	7,511,370
Less: Allowance for loan losses	(121,119)	(99,454)	(80,284)	(80,571)	(81,274)
Net loans	9,177,422	8,507,395	8,379,026	8,218,689	7,430,096
Premises and equipment	112,548	114,045	113,055	113,446	91,767
Federal Home Loan Bank stock	28,736	28,736	28,736	28,736	24,588
Interest receivable	57,063	47,489	48,901	45,923	45,150
Goodwill and other intangibles	575,855	577,366	578,880	579,751	466,736
Cash surrender value of life insurance	290,715	289,574	288,206	286,747	226,241
Other real estate owned	7,367	7,972	7,527	7,156	1,131
Tax asset, deferred and receivable	13,126	9,497	12,165	15,187	12,340
Other assets	156,486	147,776	100,194	99,612	83,231
TOTAL ASSETS	$13,819,378	$12,693,518	$12,457,254	$12,325,061	$10,737,857
LIABILITIES
Deposits:
Noninterest-bearing	$2,260,351	$1,688,205	$1,736,396	$1,777,365	$1,353,165
Interest-bearing	8,705,637	8,182,279	8,103,560	7,988,086	6,966,163
Total Deposits	10,965,988	9,870,484	9,839,956	9,765,451	8,319,328
Borrowings:
Federal funds purchased	—	47,000	55,000	—	75,000
Securities sold under repurchase agreements	181,150	183,317	187,946	191,603	119,674
Federal Home Loan Bank advances	400,817	480,995	351,072	354,609	460,042
Subordinated debentures and other borrowings	285,197	128,741	138,685	138,630	138,574
Total Borrowings	867,164	840,053	732,703	684,842	793,290
Interest payable	5,587	7,746	6,754	7,855	6,740
Other liabilities	171,544	197,275	91,404	117,901	116,863
Total Liabilities	12,010,283	10,915,558	10,670,817	10,576,049	9,236,221
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,724	6,719	6,921	6,918	6,182
Additional paid-in capital	1,002,962	1,000,942	1,054,997	1,053,148	841,365
Retained earnings	735,439	716,518	696,520	663,173	639,362
Accumulated other comprehensive income (loss)	63,845	53,656	27,874	25,648	14,602
Total Stockholders' Equity	1,809,095	1,777,960	1,786,437	1,749,012	1,501,636
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$13,819,378	$12,693,518	$12,457,254	$12,325,061	$10,737,857

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
INTEREST INCOME
Loans receivable:
Taxable	$87,312	$96,652	$102,617	$96,850	$92,824
Tax-exempt	5,359	5,315	4,671	4,500	4,244
Investment securities:
Taxable	6,147	7,631	7,993	6,729	6,998
Tax-exempt	10,019	9,335	8,995	8,335	7,454
Deposits with financial institutions	134	575	1,203	1,363	784
Federal Home Loan Bank stock	281	299	342	355	335
Total Interest Income	109,252	119,807	125,821	118,132	112,639
INTEREST EXPENSE
Deposits	12,707	21,748	24,074	24,830	23,087
Federal funds purchased	2	111	26	15	117
Securities sold under repurchase agreements	92	352	367	385	342
Federal Home Loan Bank advances	1,794	1,774	1,776	1,894	1,692
Subordinated debentures and other borrowings	1,639	1,945	1,994	2,076	2,123
Total Interest Expense	16,234	25,930	28,237	29,200	27,361
NET INTEREST INCOME	93,018	93,877	97,584	88,932	85,278
Provision for loan losses	21,895	19,752	500	600	500
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	71,123	74,125	97,084	88,332	84,778
OTHER INCOME
Service charges on deposit accounts	4,312	5,970	6,312	6,107	5,437
Fiduciary and wealth management fees	5,601	5,985	5,384	4,429	3,931
Card payment fees	6,097	5,907	5,430	5,158	4,829
Net gains and fees on sales of loans	3,674	3,363	2,633	2,227	1,736
Derivative hedge fees	1,042	1,939	1,405	1,684	1,487
Other customer fees	333	398	434	450	341
Earnings on cash surrender value of life insurance	1,326	1,360	1,458	1,144	946
Net realized gains on sales of available for sale securities	3,068	4,612	1,039	393	1,843
Other income	1,028	265	150	524	1,064
Total Other Income	26,481	29,799	24,245	22,116	21,614
OTHER EXPENSES
Salaries and employee benefits	35,698	39,243	39,358	38,942	32,709
Net occupancy	5,447	5,801	5,311	4,777	4,469
Equipment	4,489	4,344	4,429	4,030	4,117
Marketing	2,092	1,443	1,492	1,332	2,752
Outside data processing fees	2,618	4,199	4,428	4,435	3,929
Printing and office supplies	279	387	484	312	334
Intangible asset amortization	1,511	1,514	1,590	1,356	1,520
FDIC assessments	1,472	1,523	—	(668)	678
Other real estate owned and foreclosure expenses	684	505	66	294	903
Professional and other outside services	1,553	2,258	2,899	8,251	2,376
Other expenses	4,146	4,954	5,144	4,293	3,800
Total Other Expenses	59,989	66,171	65,201	67,354	57,587
INCOME BEFORE INCOME TAX	37,615	37,753	56,128	43,094	48,805
Income tax expense	4,623	3,490	8,298	6,337	7,749
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$32,992	$34,263	$47,830	$36,757	$41,056

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.62	$0.63	$0.87	$0.71	$0.83
Diluted Net Income Available to Common Stockholders	$0.62	$0.62	$0.87	$0.71	$0.83
Cash Dividends Paid	$0.26	$0.26	$0.26	$0.26	$0.26
Average Diluted Shares Outstanding (in thousands)	53,943	54,918	55,520	51,570	49,550
FINANCIAL RATIOS:
Return on Average Assets	0.97%	1.09%	1.53%	1.30%	1.56%
Return on Average Stockholders' Equity	7.35	7.55	10.82	9.21	11.10
Return on Average Common Stockholders' Equity	7.35	7.55	10.82	9.21	11.10
Average Earning Assets to Average Assets	89.25	89.81	89.71	90.37	90.66
Allowance for Loan Losses as % of Total Loans	1.30	1.15	0.95	0.97	1.08
Net Charge-offs as % of Average Loans (Annualized)	0.01	0.03	0.04	0.07	0.01
Average Stockholders' Equity to Average Assets	13.15	14.45	14.17	14.16	14.09
Tax Equivalent Yield on Average Earning Assets	3.72	4.38	4.63	4.77	4.86
Interest Expense/Average Earning Assets	0.53	0.92	1.01	1.15	1.15
Net Interest Margin (FTE) on Average Earning Assets	3.19	3.46	3.62	3.62	3.71
Efficiency Ratio	47.95	52.17	51.07	57.60	51.00
Tangible Common Book Value Per Share	$23.04	$22.46	$21.94	$21.26	$21.01

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Commercial and industrial loans	$2,898,329	$2,199,226	$2,109,879	$2,034,311	$1,877,042
Agricultural production financing and other loans to farmers	93,838	87,421	93,861	90,462	83,452
Real estate loans:
Construction	640,560	643,674	787,568	670,138	624,548
Commercial and farmland	3,239,998	3,268,168	3,052,698	3,144,649	2,821,689
Residential	1,145,187	1,121,556	1,143,217	1,155,403	993,802
Home equity	532,314	570,398	588,984	601,335	548,006
Individuals' loans for household and other personal expenditures	123,611	129,765	135,989	131,246	98,384
Public finance and other commercial loans	624,704	586,641	547,114	471,716	464,447
Loans	9,298,541	8,606,849	8,459,310	8,299,260	7,511,370
Allowance for loan losses	(121,119)	(99,454)	(80,284)	(80,571)	(81,274)
NET LOANS	$9,177,422	$8,507,395	$8,379,026	$8,218,689	$7,430,096

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Demand deposits	$6,288,360	$5,293,200	$5,250,568	$5,183,971	$4,309,473
Savings deposits	3,278,156	2,962,821	2,896,177	2,808,745	2,358,720
Certificates and other time deposits of $100,000 or more	607,474	694,062	736,843	731,693	720,536
Other certificates and time deposits	669,119	717,723	741,759	811,780	729,392
Brokered deposits	122,879	202,678	214,609	229,262	201,207
TOTAL DEPOSITS	$10,965,988	$9,870,484	$9,839,956	$9,765,451	$8,319,328

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	June 30, 2020			June 30, 2019
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$378,489	$134	0.14%	$144,626	$784	2.17%
Federal Home Loan Bank stock	28,736	281	3.91	24,588	335	5.45
Investment Securities: (1)
Taxable	1,282,080	6,147	1.92	1,054,068	6,998	2.66
Tax-Exempt (2)	1,317,527	12,682	3.85	910,295	9,435	4.15
Total Investment Securities	2,599,607	18,829	2.90	1,964,363	16,433	3.35
Loans held for sale	12,630	131	4.15	11,430	127	4.44
Loans: (3)
Commercial	6,890,010	69,463	4.03	5,419,169	74,638	5.51
Real Estate Mortgage	887,257	10,122	4.56	766,528	8,686	4.53
Installment	724,165	7,596	4.20	677,133	9,373	5.54
Tax-Exempt (2)	666,548	6,784	4.07	511,055	5,372	4.20
Total Loans	9,180,610	94,096	4.10	7,385,315	98,196	5.32
Total Earning Assets	12,187,442	113,340	3.72%	9,518,892	115,748	4.86%
Net unrealized gain (loss) on securities available for sale	56,807			12,841
Allowance for loan losses	(106,858)			(81,691)
Cash and cash equivalents	303,491			130,987
Premises and equipment	113,528			91,563
Other assets	1,100,912			827,356
Total Assets	$13,655,322			$10,499,948
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$3,951,819	$4,186	0.42%	$2,935,925	$8,541	1.16%
Money market deposits	1,673,104	1,696	0.41	1,220,020	3,509	1.15
Savings deposits	1,521,312	596	0.16	1,164,901	2,525	0.87
Certificates and other time deposits	1,498,002	6,229	1.66	1,652,203	8,512	2.06
Total Interest-bearing Deposits	8,644,237	12,707	0.59	6,973,049	23,087	1.32
Borrowings	909,258	3,527	1.55	613,446	4,274	2.79
Total Interest-bearing Liabilities	9,553,495	16,234	0.68	7,586,495	27,361	1.44
Noninterest-bearing deposits	2,145,672			1,348,410
Other liabilities	160,646			85,789
Total Liabilities	11,859,813			9,020,694
Stockholders' Equity	1,795,509			1,479,254
Total Liabilities and Stockholders' Equity	$13,655,322	16,234		$10,499,948	27,361
Net Interest Income (FTE)		$97,106			$88,387
Net Interest Spread (FTE) (4)			3.04%			3.42%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.72%			4.86%
Interest Expense / Average Earning Assets			0.53%			1.15%
Net Interest Margin (FTE) (5)			3.19%			3.71%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2020 and 2019. These totals equal $4,088 and $3,109 for the three months ended June 30, 2020 and 2019, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Six Months Ended
	June 30, 2020			June 30, 2019
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Federal Funds Sold
Interest-bearing time deposits	$269,174	$709	0.53%	$145,277	$1,659	2.28%
Federal Home Loan Bank stock	28,736	580	4.04	24,588	673	5.47
Investment Securities: (1)
Taxable	1,325,313	13,778	2.08	978,654	13,093	2.68
Tax-Exempt (2)	1,263,122	24,499	3.88	869,914	18,133	4.17
Total Investment Securities	2,588,435	38,277	2.96	1,848,568	31,226	3.38
Loans held for sale	14,924	324	4.34	10,697	239	4.47
Loans: (3)
Commercial	6,562,673	146,415	4.46	5,364,884	147,394	5.49
Real Estate Mortgage	878,956	20,524	4.67	755,070	17,008	4.51
Installment	741,889	16,701	4.50	671,125	18,664	5.56
Tax-Exempt (2)	655,149	13,511	4.12	506,370	10,629	4.20
Total Loans	8,853,591	197,475	4.46	7,308,146	193,934	5.31
Total Earning Assets	11,739,936	237,041	4.04%	9,326,579	227,492	4.88%
Net unrealized gain on securities available for sale	52,732			3,963
Allowance for loan losses	(94,009)			(81,301)
Cash and cash equivalents	231,624			124,143
Premises and equipment	113,670			92,395
Other assets	1,070,327			825,426
Total Assets	$13,114,280			$10,291,205
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$3,770,530	$12,461	0.66%	$2,813,541	$15,560	1.11%
Money market deposits	1,604,474	5,479	0.68	1,179,765	6,291	1.07
Savings deposits	1,473,183	2,424	0.33	1,157,852	4,792	0.83
Certificates and other time deposits	1,582,322	14,091	1.78	1,609,130	16,038	1.99
Total Interest-bearing Deposits	8,430,509	34,455	0.82	6,760,288	42,681	1.26
Borrowings	828,721	7,709	1.86	624,192	8,627	2.76
Total Interest-bearing Liabilities	9,259,230	42,164	0.91	7,384,480	51,308	1.39
Noninterest-bearing deposits	1,907,582			1,369,832
Other liabilities	141,505			82,260
Total Liabilities	11,308,317			8,836,572
Stockholders' Equity	1,805,963			1,454,633
Total Liabilities and Stockholders' Equity	$13,114,280	42,164		$10,291,205	51,308
Net Interest Income (FTE)		$194,877			$176,184
Net Interest Spread (FTE) (4)			3.13%			3.49%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.04%			4.88%
Interest Expense / Average Earning Assets			0.72%			1.10%
Net Interest Margin (FTE) (5)			3.32%			3.78%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2020 and 2019. These totals equal $7,982 and $6,040 for the six months ended June 30, 2020 and 2019, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.